Gain (Loss) on Deconsolidation	12 Months Ended
Jun. 30, 2025
Gain (Loss) on Deconsolidation [Abstract]
GAIN (LOSS) ON DECONSOLIDATION

NOTE 14 — GAIN (LOSS) ON DECONSOLIDATION

In response to heightened customer risk-management requirements in certain provinces, the Company realigned its cooperative structure to utilize entities registered in prefecture-level cities. RDYJ and Jiangsu YJYC - legacy county-level entities - were phased out during the current year with de minimis revenue contribution. Determining they were no longer needed to support customer onboarding, management approved their legal dissolution, completed in October 2024.

Upon dissolution, the entities’ remaining assets and liabilities were settled or released. The total carrying amounts of the net assets derecognized were approximately $-5,604 and $50,764 for RDYJ and YJYC respectively. The Company retained no ownership of interest or continuing involvement, and the transactions were not with related parties. The resulting differences were recognized in earnings as gain (loss) on deconsolidation.

Management evaluated ASC 205-20 and concluded that the deconsolidation does not constitute discontinued operations. The disposals do not represent a strategic shift that has or will have a major effect on the Company’s operations and financial results; rather, they reflect an administrative realignment of legal registrations, with current-year activity substantially wound down and revenue contribution de minimis. Accordingly, the results are presented within continuing operations.

The following table summarizes the gain (loss) on deconsolidation recognized by the Company:

	For the years ended June 30,
	2025	2024	2023
Gain on deconsolidation of RDYJ	$5,604	$-	$-
(Loss) on deconsolidation of Jiangsu YJYC	(50,764)	-	-
Total Gain (loss) on deconsolidation	$(45,160)	$-	$-